Exhibit 99.1

PowerFleet Reports First Quarter 2021 Financial Results

Woodcliff Lake, NJ — May 5, 2021 — PowerFleet, Inc. (Nasdaq: PWFL), a global leader and provider of subscription-based wireless IoT and M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets, reported results for the first quarter ended March 31, 2021.

First Quarter 2021 Financial Highlights

●	Total revenue was $29.0 million.

●	High margin, recurring and services revenue was $17.6 million, or 61% of total revenue.

●	Services gross margin was 64%, an improvement from 62% in the same year-ago period.

●	At quarter end, cash and cash equivalents totaled $41.0 million and $53.2 million of working capital.

First Quarter 2021 and Recent Operational Highlights

●	Provided Comasco with an IoT solution for real-time tracing and inventory management of their rented crane parts.

●	Pointer by PowerFleet Argentina formed a strategic alliance with Edenred along with its collaboration with BP gas stations to develop and offer comprehensive services for fleet operators.

●	Selected by Panhandle Transportation Group (PTG) to monitor and remotely manage refrigerated trailers and cargo through PowerFleet’s reefer solution, the LV-400.

●	Chosen by Nucor Tubular Products to improve safety, compliance, and utilization by using PowerFleet’s telematics solutions.

●	Signed a deal with McGuire Transportation, a regional dry van trucking company, to upgrade its trailer management solution for its U.S.-based operations.

●	Shipped initial 1,000 weight on axle sensor units to American Intermodal Management.

●	Commenced migration of 4,500 legacy industrial units to the company’s next-gen hardware platforms and recurring revenue model for one of the world’s largest automotive companies.

Management Commentary

“During the first quarter of 2021 we continued to execute on our strategic roadmap, which is focused on expanding our high-value solution offerings, growing our business in our targeted markets, and continuously increasing our high-margin recurring services revenues,” said Chris Wolfe, PowerFleet CEO. “While we delivered consistent financial results in the quarter, our revenues would have been $1.8 million dollars higher had we not experienced a temporarily supply issue due to a third-party electrical component supplier, which impacted some of our product lines as well as many industries globally. Fortunately, our supply chain acted swiftly to remediate the issue and we have built and shipped many of the impacted products, but not in time to be recognized in Q1.

“From a sales and deployment standpoint, we saw a measurable pick-up in new sales activity across our geographic regions during Q1 and we have a significant backlog and meaningful opportunity pipeline over the near- and mid-term. This recovery is reflected by the several new deals we secured in the first quarter, including NuCor Tubular, Panhandle Transportation Group, and McGuire Transportation. In addition to these wins, we deployed more than 2,000 units for a major container fleet operator. A key initiative this year is to transition our more than 30,000 non-subscription units from our legacy ‘industrial’ solution to our next-gen hardware platforms and onto our recurring revenue model. One major migration we commenced in Q1 was with one of the world’s largest automotive companies, where we began migrating their 4,500 units across 40 sites worldwide.

“Looking forward, our global end markets, legacy product migration efforts, and opportunity pipeline are building momentum. While we are still facing certain headwinds related to the pandemic and electrical subcomponent supply issues, we remain confident in our growth prospects in 2021 and beyond. As the global economy recovers and countries reopen, our robust balance sheet enables us to accelerate our growth initiatives. We are making great strides toward the realization of our long-term financial goals and our vision, which is for PowerFleet to be a major force in the multibillion-dollar global industrial IoT market.”

First Quarter 2021 Financial Results

Total revenue was $29.0 million, compared to $30.8 million in the same year-ago period. The decrease in revenue was related to the reduction in product revenue from Avis, the impact from COVID-19, and temporary product shipment delays related to third-party electrical component issues.

Services revenue was $17.6 million (61% of total revenue), compared to $17.6 million (57% of total revenue) in the same year-ago period. Product revenue, which drives future services revenue, was $11.4 million (39% of total revenue), compared to $13.2 million (43% of total revenue) in the same year-ago period.

Gross profit was $14.5 million (50% of total revenue), compared to $14.9 million (48% of total revenue) in the same year-ago period. Service gross profit was $11.2 million (64% of total service revenue), compared to $11.0 million (62% of total service revenue) in the same year-ago period. Product gross profit was $3.2 million (29% of total product revenue), compared to $3.9 million (30% of total product revenue) in the same year-ago period.

Selling, general and administrative expenses were $13.6 million, compared to $15.1 million in the same year-ago period. Research and development expenses were $2.7 million, compared to $3.2 million in the same year-ago period.

Net loss attributable to common stockholders totaled $3.0 million or $(0.09) per basic and diluted share (based on 33.3 million weighted average shares outstanding), compared to net loss attributable to common stockholders of $4.5 million or $(0.16) per basic and diluted share in the same year-ago period (based on 29.0 million weighted average shares outstanding).

Non-GAAP net income totaled $61,000 or $0.00 per basic and diluted share (based on 33.3 million weighted average basic shares outstanding and 41.8 million weighted average diluted shares outstanding), an improvement compared to non-GAAP net loss of $1.3 million or $(0.05) per basic and diluted share (based on 29.0 million weighted average basic and diluted shares outstanding) in the same year-ago period (See the section below titled “Non-GAAP Financial Measures” for more information about non-GAAP net income and its reconciliation to GAAP net income/loss).

Adjusted EBITDA, a non-GAAP metric, totaled $1.4 million, compared to adjusted EBITDA of $152,000 in the same year-ago period (See the section below titled “Non-GAAP Financial Measures” for more information about adjusted EBITDA and its reconciliation to GAAP net income/loss).

At quarter-end, the company had $41.0 million in cash and cash equivalents. The Company’s working capital position at quarter-end was $53.2 million.

Investor Conference Call

PowerFleet management will discuss these results and business outlook on a conference call today (Wednesday, May 5, 2021) at 8:00 a.m. Eastern time (5:00 a.m. Pacific time).

PowerFleet management will host the presentation, followed by a question-and-answer session.

U.S. dial-in: 888-506-0062

International dial-in: 973-528-0011

Passcode: 156793

The conference call will be broadcast simultaneously and available for replay in the investor section of the company’s website at ir.powerfleet.com.

If you have any difficulty connecting with the conference call, please contact PowerFleet’s investor relations team at (949) 574-3860.

Non-GAAP Financial Measures

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), PowerFleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share and adjusted EBITDA. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of PowerFleet’s current financial performance. Specifically, PowerFleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. Adjusted EBITDA is not a measure of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternate to net income or cash flow from operating activities as an indicator of operating performance or liquidity. Because PowerFleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the nearest GAAP measures can be found in the financial tables included in this press release.

PowerFleet, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted EBITDA Financial Measures

(Unaudited)

	Three Months Ended
	March 31,
	2020	2021

Net loss attributable to common stockholders	$(4,549,000)	$(2,983,000)
Non-controlling interest	(15,000)	-
Preferred stock dividend and accretion	1,123,000	1,196,000
Interest (income) expense, net	735,000	458,000
Other (income) expense, net	(2,000)	-
Income tax (benefit) expense	193,000	473,000
Depreciation and amortization	2,067,000	2,141,000
Stock-based compensation	1,109,000	1,097,000
Foreign currency translation	(642,000)	(1,019,000)
Impact of the fair value mark-up of acquired inventory	133,000	-

Adjusted EBITDA	$152,000	$1,363,000

PowerFleet, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Net Income (Loss) Financial Measures

(Unaudited)

	Three Months Ended
	March 31,
	2020	2021

Net loss attributable to common stockholders	$(4,549,000)	$(2,983,000)
Preferred stock dividend and accretion	1,123,000	1,196,000
Other (income) expense, net	(2,000)	-
Intangible assets amortization expense	1,332,000	1,299,000
Stock-based compensation	1,109,000	1,097,000
Foreign currency translation	(642,000)	(1,019,000)
Non-cash portion of income tax expense	188,000	471,000
Impact of the fair value mark-up of acquired inventory	133,000	-
Non-GAAP net income (loss)	$(1,308,000)	$61,000

Non-GAAP net income (loss) - basic	$(0.05)	$0.00
Non-GAAP net income (loss) - diluted	$(0.05)	$0.00
Weighted average common shares outstanding - basic	29,034,000	33,259,000
Weighted average common shares outstanding - diluted	29,034,000	41,771,000

About PowerFleet

PowerFleet® Inc. (NASDAQ: PWFL; TASE: PWFL) is a global leader and provider of subscription-based wireless IoT and M2M solutions for securing, controlling, tracking, and managing high-value enterprise assets such as industrial trucks, tractor trailers, containers, cargo, and vehicles and truck fleets. The company is headquartered in Woodcliff Lake, New Jersey, with offices located around the globe. PowerFleet’s patented technologies address the needs of organizations to monitor and analyze their assets to increase efficiency and productivity, reduce costs, and improve profitability. Our offerings are sold under the global brands PowerFleet, Pointer, and Cellocator. For more information, please visit www.powerfleet.com, the content of which does not form a part of this press release.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to PowerFleet’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond PowerFleet’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion, or other financial information; emerging new products; and plans, strategies, and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the acquisition of Pointer, which may be affected by, among other things, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for PowerFleet’s products to continue to develop, the possibility that PowerFleet may not be able to integrate successfully the business, operations and employees of I.D. Systems and Pointer, the inability to protect PowerFleet’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in PowerFleet’s filings with the Securities and Exchange Commission, including PowerFleet’s annual report on Form 10-K for the year ended December 31, 2019. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, PowerFleet. Unless otherwise required by applicable law, PowerFleet assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether a result of new information, future events, or otherwise.

PowerFleet Company Contact

Ned Mavrommatis, CFO

NMavrommatis@powerfleet.com

(201) 996-9000

PowerFleet Investor Contact

Matt Glover

Gateway Investor Relations

PWFL@gatewayIR.com

(949) 574-3860

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations Data

	Three Months Ended
	March 31,
	2020	2021
	(Unaudited)	(Unaudited)
Revenue:
Products	$13,208,000	$11,420,000
Services	17,591,000	17,571,000

	30,799,000	28,991,000
Cost of revenue:
Cost of products	9,302,000	8,152,000
Cost of services	6,631,000	6,369,000

	15,933,000	14,521,000

Gross Profit	14,866,000	14,470,000

Operating expenses:
Selling, general and administrative expenses	15,103,000	13,608,000
Research and development expenses	3,172,000	2,745,000

	18,275,000	16,353,000

Loss from operations	(3,409,000)	(1,883,000)
Interest income	14,000	12,000
Interest expense	(750,000)	(470,000)
Foreign currency translation of debt	895,000	1,027,000
Other (expense) income, net	2,000	-

Net loss before income taxes	(3,248,000)	(1,314,000)

Income tax benefit (expense)	(193,000)	(473,000)

Net loss before non-controlling interest	(3,441,000)	(1,787,000)
Non-controlling interest	15,000	-

Net loss	(3,426,000)	(1,787,000)
Accretion of preferred stock	(168,000)	(168,000)
Preferred stock dividend	(955,000)	(1,028,000)

Net loss attributable to common stockholders	$(4,549,000)	$(2,983,000)

Net loss per share - basic and diluted	$(0.16)	$(0.09)
Weighted average common shares outstanding - basic and diluted	29,034,000	33,259,000

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet Data

	As of
	December 31, 2020	March 31, 2021
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$18,127,000	$40,951,000
Restricted cash	308,000	308,000
Accounts receivable, net	24,147,000	26,564,000
Inventory, net	12,873,000	13,160,000
Deferred costs - current	3,128,000	2,960,000
Prepaid expenses and other current assets	6,184,000	6,538,000
Total current assets	64,767,000	90,481,000

Deferred costs - less current portion	2,233,000	1,677,000
Fixed assets, net	8,804,000	8,465,000
Goodwill	83,344,000	83,344,000
Intangible assets, net	31,276,000	29,977,000
Right of use asset	9,700,000	9,809,000
Severance payable fund	4,056,000	3,890,000
Deferred tax asset	1,506,000	889,000
Other assets	3,115,000	3,068,000
Total assets	$208,801,000	$231,600,000

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$5,579,000	$5,658,000
Accounts payable and accrued expenses	20,225,000	20,923,000
Deferred revenue - current	7,339,000	8,356,000
Lease liability - current	2,755,000	2,303,000
Total current liabilities	35,898,000	37,240,000

Long-term debt, less current maturities	23,179,000	20,956,000
Deferred revenue - less current portion	6,006,000	5,554,000
Lease liability - less current portion	7,050,000	7,630,000
Accrued severance payable	4,714,000	4,505,000
Other long-term liabilities	674,000	640,000

Total liabilities	77,521,000	76,525,000

MEZZANINE EQUITY
Convertible redeemable Preferred stock: Series A	51,992,000	52,160,000

STOCKHOLDERS’ EQUITY	-	-
Total Powerfleet, Inc. stockholders’ equity	79,213,000	102,842,000
Non-controlling interest	75,000	73,000
Total equity	79,288,000	102,915,000
Total liabilities and stockholders’ equity	$208,801,000	$231,600,000

PowerFleet, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flow Data

	Three Months Ended March 31,
	2020	2021
		(Unaudited)
Cash flows from operating activities (net of net assets acquired):
Net loss	$(3,426,000)	$(1,787,000)
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Non-controlling interest	(15,000)	-
Inventory reserve	63,000	74,000
Stock based compensation expense	1,109,000	1,357,000
Depreciation and amortization	2,067,000	2,144,000
Right-of-use assets, non-cash lease expense	731,000	768,000
Bad debt expense	262,000	268,000
Other non-cash items	(8,000)	88,000
Deferred taxes	193,000	473,000
Changes in:
Operating assets and liabilities	1,781,000	(2,601,000)

Net cash (used in) provided by operating activities	2,757,000	784,000

Cash flows from investing activities:
Proceeds from sale of property and equipment	16,000	-
Capital expenditures	(471,000)	(597,000)

Net cash used in investing activities	(455,000)	(597,000)

Cash flows from financing activities:
Net proceeds from stock offering	-	26,867,000
Payment of preferred stock dividend	-	(1,028,000)
Repayment of long-term debt	(479,000)	(1,315,000)
Short-term bank debt, net	104,000	91,000
Proceeds from exercise of stock options	127,000	70,000
Purchase of treasury stock upon vesting of restricted stock	(232,000)	(347,000)

Net cash (used in) provided by financing activities	(480,000)	24,338,000

Effect of foreign exchange rate changes on cash and cash equivalents	(1,611,000)	(1,701,000)
Net increase in cash, cash equivalents and restricted cash	211,000	22,824,000
Cash, cash equivalents and restricted cash - beginning of period	16,703,000	18,435,000

Cash, cash equivalents and restricted cash - end of period	$16,914,000	$41,259,000